        As filed with the Securities and Exchange Commission on November 2, 1995

                                                              File No. 811-07409

     ==========================================================================

                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      FORM N-1A

                                REGISTRATION STATEMENT
                                        UNDER
                          THE INVESTMENT COMPANY ACT OF 1940     [X]



                             TAX-MANAGED GROWTH PORTFOLIO
                             ----------------------------
                  (Exact Name of Registrant as Specified in Charter)

                                  24 Federal Street
                             Boston, Massachusetts 02110
                             ---------------------------
                       (Address of Principal Executive Offices)


          Registrant's Telephone Number, including Area Code: (617) 482-8260
         --------------------------------------------------


                                     Thomas Otis
                    24 Federal Street, Boston, Massachusetts 02110
                    ----------------------------------------------
                       (Name and Address of Agent for Service)


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







                                  EXPLANATORY NOTE

          This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by U.S. and foreign investment companies, common or commingled trust funds, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

                                       PART A

          Responses to Items 1 through 3 and 5A have been omitted pursuant to Paragraph 4 of Instruction F of the General Instructions to Form N-1A.

     Item 4.  General Description of Registrant.

           Tax-Managed Growth Portfolio (the "Portfolio") is a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on October 23, 1995. Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Portfolio may be made only by U.S. and foreign investment companies, common or commingled trust funds, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

          The Portfolio's investment objective is to achieve long-term, after-tax returns for its investors through investing in a diversified portfolio of equity securities. In its operations, the Portfolio seeks to achieve after-tax returns for its investors in part by minimizing the taxes that they incur in connection with the Portfolio's investment income and realized capital gains. Taxes on investment income are minimized by investing primarily in lower yielding securities. Realized capital gains are minimized by maintaining relatively low portfolio turnover, and by employing a variety of tax-efficient management strategies. See "Investment Policies and Risks" for further information.

          The Portfolio is designed for long-term taxable investors. The Portfolio is not intended to be a complete investment program. A prospective investor should take into account its objectives and other investments when considering the purchase of an interest in the Portfolio. The Portfolio cannot assure achievement of its investment objective.
     While the Portfolio seeks to minimize investor taxes associated with the Portfolio's investment income and realized capital gains, the Portfolio may have taxable investment income and may realize taxable gains from time to time. The Portfolio's investment objective is nonfundamental and may be changed when authorized by a vote of the Trustees of the Portfolio without obtaining the approval of the investors in the Portfolio. Additional information about the investment policies of the Portfolio appears in Part B.

     Investment Policies and Risks

          It is the policy of the Portfolio to invest in a broadly diversified selection of equity securities, emphasizing common stocks of domestic and foreign growth companies that are considered to be high in quality and attractive in their long-term investment prospects. Under normal market conditions the Portfolio will invest at least 65% of its assets in common

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     stocks.  Although the Portfolio may invest in investment-grade preferred stocks and debt securities, purchase of such securities will normally be limited to securities convertible into common stocks and temporary investments in short-term notes or government obligations. The Portfolio's holdings will represent a number of different industries, and not more than 25% of the Portfolio's assets will be invested in any one industry. During defensive periods in which the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), believes that returns on common stock investments may be unfavorable, the Portfolio may invest a portion of its assets in U.S. government obligations and high quality short-term notes.

          In its operations, the Portfolio seeks to achieve after-tax returns for its investors in part by minimizing the taxes they incur in connection with the Portfolio's investment income and realized capital gains. Taxes on investment income are minimized by investing primarily in lower yielding securities. The Portfolio can be expected to distribute relatively low levels of taxable investment income, if any.

          Realized capital gains are minimized in part by maintaining relatively low portfolio turnover, investing primarily in established companies with characteristics of above-average growth, predictability and stability that are acquired with the expectation of being held for a period of years. The Portfolio will generally seek to avoid realizing short-term capital gains. When a decision is made to sell a particular appreciated security, the Portfolio will select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis.
     The Portfolio may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

          To protect against price declines in securities holdings with large accumulated capital gains, the Portfolio may use hedging techniques such as short sales of securities held, the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities the Portfolio can reduce its exposure to price declines in the securities without realizing substantial capital gains. To avoid the forced sale of securities and the realization of capital gains during periods of net investor redemptions, the Portfolio follows the practice of normally meeting redemptions in whole or in part through the distribution of readily marketable securities. The practice of distributing securities to meet investor redemptions provides the Portfolio with a useful management tool allowing appreciated stock positions to be reduced without causing capital gains to be realized. A redeeming investor that receives securities will incur no more or less taxable gain than if the redemption had been paid in cash.
     It is expected that by employing these strategies for tax-efficient management, the Portfolio can minimize the extent to which net capital gains are realized each year, and the extent to which investors incur taxes as a result of these realized gains. The Portfolio may nevertheless realize taxable gains from time to time.

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          An investment in the Portfolio entails the risk that the principal value of Portfolio interests may not increase or may decline. The Portfolio will be managed for long-term, after-tax returns. In managing the Portfolio, the Investment Adviser will generally avoid selling securities with large accumulated capital gains. Such securities are expected to constitute a substantial portion of the assets of the Portfolio. Although the Portfolio may utilize certain hedging strategies in lieu of selling appreciated securities, the Portfolio's exposure to losses during stock market declines may nonetheless be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

          The Portfolio may invest in foreign securities.   Investing in
     securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by U.S. companies. The value of foreign investments to U.S. investors may be adversely affected by changes in currency exchange rates. Foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign securities could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations. To reduce some of these risks, the Portfolio will only invest in issuers located in developed countries whose securities are traded in established markets.

          The Portfolio may engage in short sales against-the-box of securities
     held.   The Portfolio may sell securities short where it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). Short sale against-the-box transactions enable the Portfolio to hedge its exposure to securities that it holds without selling the securities and recognizing gains. A short sale against-the-box requires that the short seller absorb a cost of carry so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a gain to be recognized. The Portfolio expects to normally close its short sale against-the-box transactions by delivering newly-acquired stock.

          The Portfolio may purchase or sell derivative instruments to hedge against securities price declines and currency movements and to enhance returns. The Portfolio may engage in transactions in derivative instruments (which derive their value by reference to other securities, indices, instruments, or currencies) in the U.S. and abroad. Such transactions may include the purchase and sale of stock index futures contracts and options on stock index futures; the purchase of put options and the sale of call options on securities held in the Portfolio; equity swaps; and the purchase and sale of forward currency exchange contracts

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     and currency futures.  The Portfolio may use transactions in derivative instruments as a substitute for the purchase and sale of securities. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable tax treatment, lower transaction costs, or greater liquidity. While many derivative instruments have built-in leveraging characteristics, the Portfolio will not use them to leverage its net assets.

          The purchase and sale of derivative instruments is a highly specialized activity that can expose the Portfolio to a significant risk of loss. The built-in leveraging inherent in many derivative instruments can result in losses that substantially exceed the initial amount paid or received. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a default on an obligation to pay by a counterparty. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of an underlying security, index, instrument, or currency. There can be no assurance that the use of derivative instruments will be advantageous to the Portfolio.

          The Portfolio will enter into equity swaps and over-the-counter options contracts only with counterparties whose credit quality or claims paying ability is considered to be investment grade by the Investment Adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of the net assets of the Portfolio. The Portfolio's investment in illiquid assets, which may include equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired.

          All futures contracts entered into by the Portfolio will be traded on exchanges or boards of trade that are licensed and regulated by the Commodities Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, the Portfolio may only enter into futures contracts if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and losses on such positions.

          The Portfolio may own restricted securities.   Restricted securities
     are securities that are not freely tradeable or that are subject to restrictions on sale under the 1933 Act. Such securities are illiquid and may be difficult to value properly. Not more than 15% of the Portfolio's net assets may be invested in restricted securities or other illiquid assets at the time any such illiquid assets are acquired.

     Lending of Portfolio Securities. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be sufficiently creditworthy and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.

     Certain Investment Policies. The Portfolio has adopted certain fundamental investment restrictions and policies, which are enumerated in detail in Part B and which may not be changed unless authorized by an investor vote. Among the fundamental restrictions, the Portfolio may not
     (a) borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or (b) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances.

          Except for the fundamental investment restrictions and policies specifically identified above and enumerated in Part B, the policies of the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Portfolio without obtaining the approval of the investors in the Portfolio. The Portfolio's investors will receive written notice thirty days prior to any change in the investment objective of the Portfolio. If any changes were made, the Portfolio might have an investment objective different from the objective which an investor considered appropriate at the time of its initial investment.

     Item 5.  Management of the Portfolio.

           The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio intends to comply with all applicable Federal and state securities laws.

          Investment Adviser. The Portfolio engages Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"), as its investment adviser. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931.

          Acting under the general supervision of the Board of Trustees, BMR manages the Portfolio's investments and affairs. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over, the annual fee is reduced as follows:

                                                  Annualized Fee Rate
          Average Daily Net Assets for the Month    (For Each Level)
          --------------------------------------  --------------------

          $500 million but less than $1 billion         0.5625%
          $1 billion but less than $1.5 billion         0.5000%
          $1.5 billion and over                         0.4375%

          BMR furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. BMR places the portfolio transactions of the Portfolio with many broker-dealers firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions.

          The Portfolio is responsible for the payment of all expenses other than those expressly stated to be payable by BMR under the investment advisory agreement. Such costs and expenses to be borne by the Portfolio include, without limitation: custody fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to investors; proxy statements, and other expenses of investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR or Eaton Vance; and investment advisory fees. The Portfolio will also bear expenses incurred in connection with litigation in which the Portfolio is a party and any legal obligation to indemnify its officers and Trustees with respect thereto.

          Duncan W. Richardson has acted as a portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1990 and of BMR since 1992, and an employee of Eaton Vance since 1987.

          BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of approximately $16 billion. Eaton Vance has been managing investment companies with objectives similar to the investment ojective of the Portfolio since 1961, and currently manages funds with such similar objectives having assets of over $650 million. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

     Item 6.  Capital Stock and Other Securities.

           The Portfolio is organized as a trust under the laws of the State of New York and intends to be treated as a partnership for Federal tax purposes. Under the Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Each investor is entitled to a vote in proportion to the amount of its investment in the Portfolio. Investments in the Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value.
     Investors in the Portfolio will each be liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

          The Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of any investor in the Portfolio unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with the treatment of the Portfolio as a partnership for Federal income tax purposes.

          Investments in the Portfolio have no preemptive or conversion rights and are fully paid and nonassessable by the Portfolio, except as set forth above. The Portfolio is not required and has no current intention to hold annual meetings of investors, but the Portfolio may hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies or restrictions will be submitted to investors for approval. The investment objective and all nonfundamental investment policies of the Portfolio may be changed by the Trustees of the Portfolio without obtaining the approval of the investors in the Portfolio. Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Any Trustee may be removed by the affirmative vote of the holders of two-thirds of the interests in the Portfolio.

          Information regarding funds and other investors that invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

          As of October 23, 1995, Eaton Vance Management controlled the Portfolio by virtue of owning more than 98% of the outstanding voting securities of the Portfolio.

          The net asset value of the Portfolio is determined each day on which the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day"). This determination is made each Portfolio Business Day as of the close of regular trading on the Exchange (currently 4:00 p.m., New York time) (the "Portfolio Valuation Time").

          Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each Portfolio Business Day as of the Portfolio Valuation Time. The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interest in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

          The Portfolio will allocate at least annually among its investors its net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio, determined in accordance with generally accepted accounting principles.

          Under the anticipated method of operation of the Portfolio, the Portfolio will not be subject to any Federal income tax (see Part B, Item
     20). However, each investor in the Portfolio will take into account its allocable share of the Portfolio's ordinary income and capital gain in determining its Federal income tax liability. The determination of each such share will be made in accordance with the governing instruments of the Portfolio, which are intended to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

          It is intended that the Portfolio's assets and income will be managed in such a way that an investor in the Portfolio which seeks to qualify as a regulated investment company ("RIC") under the Code will be able to satisfy the requirements for such qualification.

     Item 7.  Purchase of Interests in the Portfolio.

           Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See "General Description of Registrant" above.

          An investment in the Portfolio will be made without a sales load.
     All investments received by the Portfolio will be effected as of the next Portfolio Valuation Time. The net asset value of the Portfolio is determined at the Portfolio Valuation Time on each Portfolio Business Day. The Portfolio will be closed for business and will not determine its net asset value on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolio's net asset value is computed in accordance with procedures established by the Portfolio's Trustees.

          The Portfolio's net asset value is determined by Investors Bank & Trust Company (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. The net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. For further information regarding the valuation of the Portfolio's assets, see Part B,
     Item 19.

          There is no minimum initial or subsequent investment in the Portfolio. The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order. Certain investors in the Portfolio may acquire interests in the Portfolio by contributing securities, subject to BMR's consent to accept the securities.

          The placement agent for the Portfolio is Eaton Vance Distributors, Inc. ("EVD"). The principal business address of EVD is 24 Federal Street, Boston, Massachusetts 02110. EVD receives no compensation for serving as the placement agent for the Portfolio.

     Item 8.  Redemption or Decrease of Interest.

           An investor in the Portfolio may withdraw all of (redeem) or any portion of (decrease) its interest in the Portfolio if a withdrawal request in proper form is furnished by the investor to the Portfolio. All withdrawals will be effected as of the next Portfolio Valuation Time. The proceeds of a withdrawal will be paid by the Portfolio normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days.

          Meeting Redemptions by Distributing Portfolio Securities. The Portfolio follows the practice of normally meeting redemption requests in whole or in part by distributing securities held in the Portfolio. By distributing securities, the forced sale of assets and the realization of capital gains during periods of net investor redemptions can be avoided. At the request of a redeeming investor who is to receive securities, the Portfolio may, in its discretion, provide the redeeming investor with a diversified selection of securities. However, the Portfolio is not obligated to do so.

          Certain investors in the Portfolio may acquire interests in the Portfolio by contributing securities. Due to tax considerations, during the first five years following the contribution of securities to the Portfolio by an investor, such securities will not be distributed to any investor other than the investor who contributed those securities. Investors who acquire interests in the Portfolio by contributing securities and who redeem interests within five years thereafter will generally receive back one or more of the securities they contributed. In partial redemptions by such investors during this period, the Portfolio will attempt to accommodate requests to initially distribute those contributed securities and share lots with the highest cost basis.

          The Portfolio will distribute only readily marketable securities, except for restricted securities contributed by an investor which may be distributed back to the contributing investor. Distributed securities will be valued pursuant to the Portfolio's valuation procedures.

          Investments in the Portfolio may not be transferred.

          The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists, or during any other period permitted by order of the Commission for the protection of investors.

     Item 9.  Pending Legal Proceedings.

          Not applicable.

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                                       PART B

     Item 10.  Cover Page.

           Not applicable.

     Item 11.  Table of Contents.

                                                                            Page
          General Information and History.                                   B-1
          Investment Objectives and Policies                                 B-1
          Management of the Portfolio                                        B-7
          Control Persons and Principal Holder of Securities                B-10
          Investment Advisory and Other Services                            B-11
          Brokerage Allocation and Other Practices                          B-13
          Capital Stock and Other Securities                                B-15
          Purchase, Redemption and Pricing of Securities                    B-17
          Tax Status                                                        B-18
          Underwriters                                                      B-20
          Calculation of Performance Data                                   B-20
          Financial Statements                                              B-21

     Item 12.  General Information and History.

          Not applicable.

     Item 13.  Investment Objectives and Policies.

          Part A contains additional information about the investment objective and policies of Tax-Managed Growth Portfolio (the "Portfolio"). This Part B should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A.

     Foreign Securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Foreign Currency Transactions. The value of foreign assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency.
     On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Securities and

     Exchange Commission (the "Commission") takes the position that purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of an investor in the Portfolio as a regulated investment company for Federal income tax purposes. See "Taxes."

     Asset Coverage for Derivative Instruments. Transactions using forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or forward contracts, or
     (2) cash, receivables, and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

          Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Limitations on Futures Contracts and Options. If the Portfolio has not complied with the 5% CFTC test set forth in Part A, to evidence its hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option on futures position, it will have purchased or will be in the process of purchasing, equivalent amounts of related securities at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures or options position may be terminated (or an option may expire) without a corresponding purchase of securities.

          The Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if the Investment Adviser determines that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

          In order to hedge its current or anticipated portfolio positions, the Portfolio may use futures contracts on securities held in its Portfolio or on securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy.

          All call and put options on securities written by the Portfolio will be covered. This means that, in the case of call option, the Portfolio will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding. In the case of a put option, the Portfolio will own an offsetting put option or will have deposited with its custodian cash or liquid, high-grade debt securities with a value at least equal to the exercise price of the put option. The Portfolio may only write a put option on a security that it intends to acquire for its investment portfolio.

     Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

          When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Investment Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

          At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. Although the Investment Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction (1) set forth below.

     Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio.

     Lending Portfolio Securities. If the Investment Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holder of the securities or the giving or holding of their consent on a material matter affecting the investment. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 1/3 of the Portfolio's total assets.

     Investment Restrictions

          Whenever an investment policy or investment restriction set forth in Part A or this Part B states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Portfolio to dispose of such security or other asset.

          The Portfolio has adopted the following investment restrictions which may not be changed without the approval of the holders of a "majority of the outstanding voting securities" of the Portfolio which as used in this Part B means the lesser of (a) 67% or more of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). The Portfolio may not:

           (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

          (2) Purchase any securities or evidences of interest therein on "margin", that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

          (3) Engage in the underwriting of securities;

          (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contacts for the purchase or sale of physical commodities;

          (5) Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

          (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

          (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Portfolio's objective, up to 25% of the value of its assets may be invested in any one industry.

          The Portfolio has adopted the following investment policies which may be changed without investor approval. The Portfolio may not invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Portfolio, or its delegate, determines to be liquid. The Portfolio will not purchase securities of any issuer which has a record of less than three (3) years' continuous operation including, however, in such three
     (3) years the operation of any predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for funds of the Portfolio has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise, provided that nothing in this provision shall prevent (a) the purchase of securities of a company substantially all of whose assets are (i) securities of one or more companies which have had a record of three (3) years' continuous operation, or (ii) assets of an independent division of another company, which division has had a record of three (3) years' continuous operation;
     (b) the purchase of securities of (i) a public utility subject to supervision or regulation as to its rates or charges by a commission or board or officer of the United States or of any state or territory thereof, or of the government of Canada or of any province or territory of Canada or (ii) companies operating or formed for the purpose of operating pipe or transmission lines for the transmission of oil, gas or electric energy or like products; provided that no security shall be purchased pursuant to exception (a) or (b) of this provision if such purchase at the time thereof will cause more than five per cent (5%) of the total assets of the Portfolio (taken at market value) to be invested in securities of companies which would not then be eligible for purchase but for those exceptions. The Portfolio will not sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions. The Portfolio will not invest for the purpose of exercising control or management of other companies. The Portfolio will not purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs. The Portfolio will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio or is a member, officer, director or trustee of the Investment Adviser of the Portfolio, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value).

          In order to permit the sale in certain states of shares of certain open-end investment companies that are investors in the Portfolio, the Portfolio may adopt policies more restrictive than the policies described above. Should the Portfolio determine that any such policy is no longer in the best interests of the Portfolio and its investors, it will revoke such policy.

     Item 14.  Management of the Portfolio.

           The Trustees and officers of the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Portfolio, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).


                              TRUSTEES OF THE PORTFOLIO

     LANDON T. CLAY (69), President and Trustee*
     Chairman of Eaton Vance, BMR, EVC and EV and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

     DONALD R. DWIGHT (64), Trustee
     President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc. since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: Clover Mill Lane, Lyme, New Hampshire  03768

     SAMUEL L. HAYES, III (60), Trustee
     Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163

     NORTON H. REAMER (60), Trustee
     President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: One International Place, Boston, Massachusetts 02110

     JOHN L. THORNDIKE (69), Trustee
     Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: 175 Federal Street, Boston, Massachusetts 02110

     JACK L. TREYNOR (65), Trustee
     Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
     Address: 504 Via Almar, Palos Verdes Estates, California 90274


                              OFFICERS OF THE PORTFOLIO

     JAMES B. HAWKES (54), Vice President
     Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

     DUNCAN W. RICHARDSON (37), Vice President
     Vice President of Eaton Vance and EV since January 19, 1990 and of BMR since August 11, 1992. Officer of various investment companies managed by Eaton Vance or BMR.

     JAMES L. O'CONNOR (50), Treasurer
     Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

     THOMAS OTIS (64), Secretary
     Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

     JAMES F. ALBAN (33), Assistant Treasurer
     Assistant Vice President of BMR since August 11, 1992 and of Eaton Vance and EV since January 17, 1992, and an employee of Eaton Vance since September 23, 1991. Tax Consultant and Audit Senior with Deloitte & Touche (1987-1991). Officer of various investment companies managed by Eaton Vance or BMR.

     JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
     Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

     A. JOHN MURPHY (33), Assistant Secretary
     Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR.

     ERIC G. WOODBURY (38), Assistant Secretary
     Vice President of Eaton Vance since February 1993; formerly, associate at Dechert, Price & Rhoads and Gaston Snow & Ely Bartlett.

           Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees. The Special Committee's functions include a continuous review of the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Portfolio or the Eaton Vance organization.

          Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing with such accountants and the Treasurer of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Portfolio.

          The fees and expenses of those Trustees of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Portfolio. (The Trustees of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Portfolio.) During the fiscal year ending October 31, 1996, it is estimated that the noninterested Trustees of the Portfolio will earn the following compensation in their capacities as Trustees of the Portfolio, and, during the one year period ended September 30, 1995, the noninterested Trustees of the Portfolio earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex(1):

                                 Aggregate   Total Compensation
                               Compensation  from Trust and
     Name                      from Portfolio     Fund Complex
     ----                      --------------     -------------
     Donald R. Dwight             $1,600        $135,000(2)
     Samuel L. Hayes, III          1,600         150,000(3)
     Norton H. Reamer              1,600         135,000
     John L. Thorndike             1,600         140,000
     Jack L. Treynor               1,600         140,000

     ____________________

     (1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
     (2)  Includes $35,000 of deferred compensation.
     (3)  Includes $33,750 of deferred compensation.


          Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

          The Portfolio's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio, unless, as to liability to the Portfolio or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of noninterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Item 15.  Control Persons and Principal Holder of Securities.

          As of October 23, 1995, Eaton Vance controlled the Portfolio by virtue of owning more than 98% of the outstanding voting securities of the

     Portfolio. Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC.

     Item 16.  Investment Advisory and Other Services.

          Investment Adviser. The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated October 23, 1995. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.

           BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.

          The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments,
     (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws,
     (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping for funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of the BMR organization, and (xviii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the

     Portfolio to indemnify its Trustees, officers and investors with respect thereto.

          The Investment Advisory Agreement with BMR remains in effect until February 28, 1996. It may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

          BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph
     Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of September 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Clay, Hawkes and Otis are officers or Trustees of the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Alban, Murphy, O'Connor, Richardson and Woodbury and Ms. Sanders are officers of the Portfolio and are members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

          Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which is engaged in oil and gas operations) and 77.3% of the stock of Investors Bank & Trust Company, custodian of the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. EVC, however, has announced its intention to spin-off IBT as an independent company before the end of 1995. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

          EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Portfolio and such banks.

          Custodian. Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts acts as custodian for the Portfolio. IBT has the custody of all of the Portfolio's assets, maintains the general ledger of the Portfolio and computes the daily net asset value of interests in the Portfolio. In such capacity it attends to details in connection with the sale, exchange, substitution or transfer of, or other dealings with, the Portfolio's investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Portfolio. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent accountants as called for by such Rule.

          Independent Auditors. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, are the independent auditors of the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

     Item 17.  Brokerage Allocation and Other Practices.

           Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

          BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction and will give consideration to various relevant factors including, without limitation, the size and type of the transaction, the general execution and operational capabilities of the executing broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

          As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

          It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer.
     Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

          Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of any investment company sponsored by BMR or Eaton Vance.

     This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

          Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Item 18. Capital Stock and Other Securities.

          Under the Portfolio's Declaration of Trust, the Trustees are authorized to issue interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon dissolution of the Portfolio, the Trustees shall liquidate the assets of the Portfolio and apply and distribute the proceeds thereof as follows: (a) first, to the payment of all debts and obligations of the Portfolio to third parties including, without limitation, the retirement of outstanding debt, including any debt owed to holders of record of interests in the Portfolio ("Holders") or their affiliates, and the expenses of liquidation, and to the setting up of any reserves for contingencies which may be necessary; and (b) second, then in accordance with the Holders' positive Book Capital Account balances after adjusting Book Capital Accounts for certain allocations provided in the Declaration of Trust and in accordance with the requirements described in Treasury Regulations Section 1.704-1(b)(2)(ii)(b) (2). Notwithstanding the foregoing, if the Trustees shall determine that an immediate sale of part or all of the assets of the Portfolio would cause undue loss to the Holders, the Trustees, in order to avoid such loss, may, after having given notification to all the Holders, to the extent not then prohibited by the law of any jurisdiction in which the Portfolio is then formed or qualified and applicable in the circumstances, either defer liquidation of and withhold from distribution for a reasonable time any assets of the Portfolio except those necessary to satisfy the Portfolio's debts and obligations or distribute the Portfolio's assets to the Holders in liquidation. Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Interests in the Portfolio may not be transferred. Certificates representing an investor's interest in the Portfolio are issued only upon the written request of a Holder.

          Each Holder is entitled to vote in proportion to the amount of its interest in the Portfolio. Holders do not have cumulative voting rights. The Portfolio is not required and has no current intention to hold annual meetings of Holders but the Portfolio will hold meetings of Holders when in the judgment of the Portfolio's Trustees it is necessary or desirable to submit matters to a vote of Holders at a meeting. Any action which may be taken by Holders may be taken without a meeting if Holders holding more than 50% of all interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust of the Portfolio) consent to the action in writing and the consents are filed with the records of meetings of Holders.

          The Portfolio's Declaration of Trust may be amended by vote of Holders of more than 50% of all interests in the Portfolio at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by the Holders of more than 50% of all interests. The Trustees may also amend the Declaration of Trust (without the vote or consent of Holders) to change the Portfolio's name or the state or other jurisdiction whose law shall be the governing law, to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision, to conform the Declaration of Trust to applicable Federal law or regulations or to the requirements of the Code, or to change, modify or rescind any provision, provided that such change, modification or rescission is determined by the Trustees to be necessary or appropriate and not to have a materially adverse effect on the financial interests of the Holders. No amendment of the Declaration of Trust which would change any rights with respect to any Holder's interest in the Portfolio by reducing the amount payable thereon upon liquidation of the Portfolio may be made, except with the vote or consent of the Holders of two-thirds of all interests. References in the Declaration of Trust and in Part A or this Part B to a specified percentage of, or fraction of, interests in the Portfolio, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction of the combined Book Capital Account balance of all, or a specified group of, Holders.

          The Portfolio may merge or consolidate with any other corporation, association, trust or other organization or may sell or exchange all or substantially all of its assets upon such terms and conditions and for such consideration when and as authorized by the Holders of (a) 67% or more of the interests in the Portfolio present or represented at the meeting of Holders, if Holders of more than 50% of all interests are present or represented by proxy, or (b) more than 50% of all interests, whichever is less. The Portfolio may be terminated (i) by the affirmative vote of Holders of not less than two-thirds of all interests at any meeting of Holders or by an instrument in writing without a meeting, executed by a majority of the Trustees and consented to by Holders of not less than two-thirds of all interests, or (ii) by the Trustees by written notice to the Holders.

          In accordance with the Declaration of Trust, there normally will be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event, the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances, and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

          The Declaration of Trust provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances, the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

          The Portfolio is organized as a trust under the laws of the State of New York. Investors in the Portfolio will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Portfolio in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate interest in the Portfolio. The Portfolio intends to maintain fidelity and errors and omissions insurance deemed adequate by the Trustees. Therefore, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

          The Declaration of Trust further provides that obligations of the Portfolio are not binding upon the Trustees individually but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Item 19.  Purchase, Redemption and Pricing of Securities.

          Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See "Purchase of Interests in the Portfolio" and "Redemption or Decrease of Interest" in Part A.

          The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S.

     securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. All other securities are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

          Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

          Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's interests are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.

     Item 20.  Tax Status.

           The Portfolio has been advised by tax counsel that, provided the Portfolio is operated at all times during its existence in accordance with certain organizational and operational documents, the Portfolio should be classified as a partnership under the Code and it should not be a publicly traded partnership within the meaning of Section 7704 of the Code. Consequently, the Portfolio does not expect that it will be required to pay any federal income tax, and a Holder will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and tax preference items.

          Under Subchapter K of the Code, a partnership is considered to be either an aggregate of its members or a separate entity depending upon the factual and legal context in which the question arises. Under the aggregate approach, each partner is treated as an owner of an undivided interest in partnership assets and operations. Under the entity approach, the partnership is treated as a separate entity in which partners have no direct interest in partnership assets and operations. The Portfolio has been advised by tax counsel that, in the case of a Holder that seeks to qualify as a RIC, the aggregate approach should apply, and each such Holder should accordingly be deemed to own a proportionate share of each of the assets of the Portfolio and to be entitled to the gross income of the Portfolio attributable to that share for purposes of all requirements of Sections 851(b) and 852(b)(5) of the Code. Further, the Portfolio has been advised by tax counsel that each Holder that seeks to qualify as a RIC should be deemed to hold its proportionate share of the Portfolio's assets for the period the Portfolio has held the assets or for the period the Holder has been an investor in the Portfolio, whichever is shorter. Investors should consult their tax advisers regarding whether the entity or the aggregate approach applies to their investment in the Portfolio in light of their particular tax status and any special tax rules applicable to them.

          In order to enable a Holder that is otherwise eligible to qualify as a RIC, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to sources of income and diversification of assets as if they were applicable to the Portfolio and to allocate and permit withdrawals in a manner that will enable a Holder which is a RIC to comply with those requirements. The Portfolio will allocate at least annually to each Holder it's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable Treasury regulations. Tax counsel has advised the Portfolio that the Portfolio's allocations of taxable income and loss should have economic effect  under applicable Treasury regulations.

          To the extent the cash proceeds of any withdrawal (or, under certain circumstances, such proceeds plus the value of any marketable securities distributed to an investor) ("liquid proceeds") exceed a Holder's adjusted basis of his interest in the Portfolio, the Holder will generally realize a gain for federal income tax purposes. If, upon a complete withdrawal (redemption of the entire interest), the Holder's adjusted basis of his interest exceeds the liquid proceeds of such withdrawal, the Holder will generally realize a loss for federal income tax purposes. The tax consequences of a withdrawal of property (instead of or in addition to liquid proceeds) will be different and will depend on the specific factual circumstances. A Holder's adjusted basis of an interest in the Portfolio will generally be the aggregate prices paid therefor (including the adjusted basis of contributed property and any gain recognized on such contribution), increased by the amounts of the Holder's distributive share of items of income (including interest income exempt from federal income tax) and realized net gain of the Portfolio, and reduced, but not below zero, by (i) the amounts of the Holder's distributive share of items of Portfolio loss, and (ii) the amount of any cash distributions (including distributions of interest income exempt from federal income tax and cash distributions on withdrawals from the Portfolio) and the basis to the Holder of any property received by such Holder other than in liquidation, and (iii) the Holder's distributive share of the Portfolio's nondeductible expenditures not properly chargeable to capital account. Increases or decreases in a Holder's share of the Portfolio's liabilities may also result in corresponding increases or decreases in such adjusted basis. Distributions of liquid proceeds in excess of a Holder's adjusted basis in its interest in the Portfolio immediately prior thereto generally will result in the recognition of gain to the Holder in the amount of such excess.

          Foreign exchange gains and losses realized by the Portfolio and allocated to an investor that is a RIC in connection with the Portfolio's investments in foreign securities and certain options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to an investor that is a RIC, affect the amount, timing and character of the RIC's distributions to its shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to enable an investor that is a RIC to preserve its qualification as a RIC or to avoid the imposition of a tax on such an investor.

          The Portfolio will allocate at least annually to its investors their respective distributive shares of any net investment income and net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market).

          Certain investors in the Portfolio, including RICs, may acquire interests in the Portfolio by contributing securities. Due to tax considerations, during the first five years following the contribution of securities to the Portfolio by an investor, such securities will not be distributed to any investor other than the investor who contributed those securities. Investors who acquire an interest in the Portfolio by contributing securities and who redeem that interest within five years thereafter will generally receive back one or more of the securities they contributed. In partial redemptions by such investors during this period, the Portfolio will attempt to accommodate requests to initially distribute those contributed securities and share lots with the highest cost basis.

          An entity that is treated as a partnership under the Code, such as the Portfolio, is generally treated as a partnership under state and local tax laws, but certain states may have different entity classification criteria and may therefore reach a different conclusion. Entities that are classified as partnerships are not treated as separate taxable entities under most state and local tax laws, and the income of a partnership is considered to be income of partners both in timing and in character. The laws of the various states and local taxing authorities vary with respect to the status of a partnership interest under state and local tax laws, and each holder of an interest in the Portfolio is advised to consult his own tax adviser.

          The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Investors should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Portfolio.

     Item 21.  Underwriters.

           The placement agent for the Portfolio is Eaton Vance Distributors, Inc., which receives no compensation for serving in this capacity. Investment companies, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio.

     Item 22.  Calculation of Performance Data.

           Not applicable.

     Item 23.  Financial Statements.

          The following financial statements included herein have been included in reliance upon the report of Deloitte and Touche LLP, independent auditors, as experts in accounting and auditing.

          Statement of Assets and Liabilities as of October 23, 1995 Independent Auditors' Report

                                Financial Statements

                             TAX-MANAGED GROWTH PORTFOLIO
                         STATEMENT OF ASSETS AND LIABILITIES
                                   October 23, 1995

     Assets:
          Cash   . . . . . . . . . . . . . . . . . . . . . . . . . . .  $100,010
          Deferred organization expenses   . . . . . . . . . . . . . .     6,850
                                                                         -------
                    Total assets   . . . . . . . . . . . . . . . . . .  $106,860

     Liabilities:
          Accrued organization expenses  . . . . . . . . . . . . . . .     6,250
                                                                         -------
          Net assets   . . . . . . . . . . . . . . . . . . . . . . . .  $100,010
                                                                         -------

     NOTES:

     (1) Tax-Managed Growth Portfolio (the "Portfolio") was organized as a New York Trust on October 23, 1995 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management and the sale of interest therein at the purchase price of $10 to Boston Management & Research (the "Initial Interests").

     (2) Organization expenses are being deferred and will be amortized on a straight-line basis over a period not to exceed five years, commencing on the effective date of the Portfolio's initial offering of its interests. The amount paid by the Portfolio on any withdrawal by the holders of the Initial Interests of any of the respective Initial Interests will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the Initial Interests withdrawn to the Initial Interests then outstanding.

     (3) At 4:00 p.m., New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of (1) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

                             INDEPENDENT AUDITORS' REPORT


     To the Trustees and Investors of
          Tax-Managed Growth Portfolio:

          We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (a New York Trust) as of October 23, 1995. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of October 23, 1995, in conformity with generally accepted accounting principles.


                         /s/ Deloitte & Touche LLP
                         -------------------------------
                         DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     October 24, 1995

                                       PART C

     Item 24.  Financial Statements and Exhibits.

          (a)  Financial Statements

       The Financial statements called for by this Item are included in Part B and listed in Item 23 hereof.

          (b)  Exhibits

           1.  Declaration of Trust dated October 23, 1995 filed herewith.

           2. By-Laws of the Registrant adopted October 23, 1995 filed herewith.

           5. Investment Advisory Agreement dated October 23, 1995 between the Registrant and Boston Management and Research filed herewith.


           6. Form of Placement Agent Agreement with Eaton Vance Distributors, Inc. filed herewith.

           8. Form of Custodian Agreement with Investors Bank & Trust Company filed herewith.

          13. Investment representation letter of Eaton Vance Management dated October 23, 1995 filed herewith.

     Item 25. Persons Controlled by or under Common Control with Registrant.

          Not applicable.

     Item 26. Number of Holders of Securities.

                    (1)                      (2)
                                          Number of
               Title of Class           Record Holders
               --------------           --------------
               Interests           As of October 23, 1995
                                             2

     Item 27.  Indemnification.

          Reference is hereby made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith.

           The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Item 28.  Business and Other Connections.

          To the knowledge of the Portfolio, none of the trustees or officers of the Portfolio's investment adviser, except as set forth on its Form ADV as filed with the Securities and Exchange Commission, is engaged in any other business, profession, vocation or employment of a substantial nature, except that certain trustees and officers also hold various positions with and engage in business for affiliates of the investment adviser.

     Item 29.  Principal Underwriters.

          Not applicable.

     Item 30.  Location of Accounts and Records.

           All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 24 Federal Street, Boston, MA 02110 and 89 South Street, Boston, MA 02111, and its transfer agent, The Shareholder Services Group, Inc., 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the Registrant's investment adviser at 24 Federal Street, Boston, MA 02110. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Registrant's investment adviser.

     Item 31.  Management Services.

          Not applicable.

     Item 32.  Undertakings.

          Not applicable.

                                     SIGNATURES


          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of October, 1995.

                                   TAX-MANAGED GROWTH PORTFOLIO


                                   By:  /s/ James B. Hawkes
                                        ----------------------
                                        James B. Hawkes
                                        Vice President

                                  INDEX TO EXHIBITS

     Exhibit No. Description of Exhibit


          1.   Declaration of Trust dated October 23, 1995 filed herewith.

          2. By-Laws of the Registrant adopted October 23, 1995 filed herewith.

          5. Investment Advisory Agreement dated October 23, 1995 between the Registrant and Boston Management and Research filed herewith.

          6. Form of Placement Agent Agreement with Eaton Vance Distributors, Inc. filed herewith.

          8. Form of Custodian Agreement with Investors Bank & Trust Company filed herewith.

          13. Investment representation letter of Eaton Vance Management dated October 23, 1995 filed herewith.